                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Check the appropriate box:

/X/  Preliminary Proxy Statement

                               CUBIC CORPORATION
         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

                    CUBIC-REGISTERED TRADEMARK- CORPORATION

                                ----------------

                           PRINCIPAL EXECUTIVE OFFICE

                               9333 BALBOA AVENUE
                          SAN DIEGO, CALIFORNIA 92123

                            ------------------------

To Cubic Shareholders:

    A special meeting of the Shareholders of Cubic Corporation will be held at the offices of the Company at 9333 Balboa Avenue, San Diego, California 92123, on July 23, 1996, at 10:00 a.m. Pacific Daylight Saving Time. The formal notice and proxy statement follow.

    The Directors and Officers of the Corporation invite your attendance at the meeting. Whether or not you plan to attend the meeting, however, we would appreciate your completing and returning the accompanying proxy which, of course, may be revoked at any time before it is used.

                                          Sincerely yours,

                                          Walter J. Zable
                                          CHAIRMAN OF THE BOARD

June 28, 1996

                  TO ENSURE YOUR REPRESENTATION AT THE MEETING,
                      PLEASE DATE, SIGN AND MAIL PROMPTLY
                         THE ENCLOSED PROXY, FOR WHICH
                         A RETURN ENVELOPE IS PROVIDED.

                    CUBIC-REGISTERED TRADEMARK- CORPORATION

                                ----------------

                           NOTICE OF SPECIAL MEETING

                             ---------------------

    A special meeting of shareholders of Cubic Corporation will be held in the Main Conference Room in Building 10 at the Headquarters of the Company, 9333 Balboa Avenue, San Diego, California 92123, on July 23, 1996, at 10:00 a.m. Pacific Standard Time, for the following purpose:

    1. To approve the amendment to Article 4 of the Company's Certificate of Incorporation to divide each two shares of the Company's Common Stock, without par value, into three Common shares, without par value, which constitutes a three-for-two split of all shares of Common Stock authorized by the Company's Certificate of Incorporation.

    Shareholders of record at the close of business on June 24, 1996 will be entitled to vote at the meeting. The transfer books will not be closed.

                                          By Order of the Board of Directors

                                          William C. Stewart, Jr.
                                          SECRETARY

San Diego, California
June 28, 1996

                    CUBIC-REGISTERED TRADEMARK- CORPORATION

                                ----------------

                           PRINCIPAL EXECUTIVE OFFICE
                               9333 BALBOA AVENUE
                          SAN DIEGO, CALIFORNIA 92123

                            ------------------------

                                PROXY STATEMENT

    Proxies in the form enclosed with this statement are solicited by the Board of Directors of Cubic Corporation for use at the Special Meeting of shareholders of the Corporation to be held in San Diego, California, on July 23, 1996. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person, and any shareholder giving a proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. The Proxy will be suspended if the shareholder is present at the meeting and elects to vote in person.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    The voting securities of the Corporation consist of its Common Stock, without Par Value, of which 5,987,380 shares are outstanding at June 17, 1996 (after deducting 1,938,234 shares held as Treasury Shares).

    Only shareholders of Record on the books of the Corporation at the close of business on June 24, 1996 will be entitled to vote at the meeting. Each such holder of Common shares is entitled to one vote for each said share. Votes will be counted by the Inspector of Elections. Abstentions, broker-nonvoters and proxies without authority to vote will not be counted in votes cast.

    The approximate date on which the proxy statement and form of proxy are first being sent or given to security holders is July 3, 1996.

                           OWNERSHIP OF COMMON STOCK

    The following table sets forth information with respect to persons known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Stock (after deduction of Treasury Shares):

                     NAME            AMOUNT       PERCENT
   TITLE             AND           BENEFICIALLY     OF
   CLASS           ADDRESS            OWNED        OWNED
- -----------  --------------------  -----------  -----------
Common       Walter J. Zable         2,372,565      39.63%
             P. O. Box 1525
             Rancho Santa Fe
             California 92067

    The following table sets forth information with respect to beneficial ownership of the Corporation's Common Stock by Directors and all Officers and Directors as a group as of June 17, 1996. In each case where such number of shares exceeds 1% of the securities of such class outstanding on the record date (after deduction of Treasury Shares), the percentage of such class is indicated in parentheses. Except as indicated, each individual named has sole investment and voting power with respect to the securities shown.

                                                                                   AMOUNT
                                                                                BENEFICIALLY
                                                                                   OWNED
                                                                                DIRECTLY OR
NAME                                                                           INDIRECTLY **
- ----------------------------------------------------------------------------  ----------------
Walter J. Zable (39.63%)*...................................................    2,372,565***
Raymond E. Peet.............................................................        2,000
Jackson D. Arnold...........................................................        7,700
Richard G. Duncan...........................................................          800
Walter C. Zable (1.69%).....................................................       99,313****
Robert T. Monagan...........................................................          500
William W. Boyle............................................................          400
All Officers and Directors as a Group (16)(41.50%)..........................    2,484,503

- ------------------------
   * By virtue of his beneficial share ownership, Mr. Zable may be deemed to be a "Control" person of the Corporation as that term is described under the Securities Exchange Act of 1934.

  ** All shares of common stock indicated as being beneficially owned are owned directly except for Walter J. Zable and Walter C. Zable.

 *** Walter J. Zable's shares are beneficially owned through Trusts and a public benefit charitable corporation, the terms of which establish sole voting power in Mr. Zable.

**** A portion of the shares of Walter C. Zable are owned indirectly through a Trust, the terms of which establish sole voting power in Mr. Zable.

     Walter C. Zable is the son of Walter J. Zable.

                   AMENDMENT OF CERTIFICATE OF INCORPORATION

    The Board of Directors of the Company has approved, subject to the stockholder approval solicited hereby, a proposal to amend the Certificate of Incorporation to effect a three-for-two stock split of the issued and outstanding shares of the Company's Common stock. The purpose of the stock split is to increase the number of shares on the market available for trading and to further enable additional investors to acquire shares of the Common stock by reducing the market price of the stock. Daily trading volume of the Company's stock through the American Stock Exchange, Inc. average less than 6,000 shares per day. The Company believes that the proposed stock split would result in an increase in the average number of shares traded and that this would benefit shareholders by enhancing liquidity of the Company's shares. Academic studies over the years have demonstrated that stock splits have tended to increase share ownership and have had resulting effect of increased trading activity.

    During May, 1996, the share price of the Company's stock ranged from a high of $33.75 per share to a low of $30.75, or an average per share price of $32.38. While management cannot predict the ultimate share price for the Company's stock or provide any assurances with regard thereto, the proposed stock split should be reflective of the market value of the Company based on the increased number of shares outstanding.

    Although it is not anticipated that trading in higher numbers of shares will result in higher transaction, or other related costs, it is possible that shareholders may incur higher transaction costs, or other related costs, as a result of such trading in higher equivalent numbers of shares.

    A copy of the proposed amendment to the Certificate of Incorporation is attached hereto as Appendix A. In order to accomplish a split up of the Common shares of the Corporation, it is necessary to amend the Certificate of Incorporation of the Corporation to divide the shares. Such an amendment requires the majority vote of the shareholders.

    The effect of this stock split is to change each presently issued and outstanding two (2) shares of Common stock, no par value, into three (3) shares of Common stock, no par value, at the close of business on the date the amendment becomes effective, that is, the date the Certificate of Amendment (the "Amendment") is filed in the Office of the Secretary of State of the State of Delaware (the "Effective Date"). Thereafter, each shareholder of Record at the close of business on the Effective Date shall be entitled to receive additional share certificates representing one (1) additional share of Common stock, no par value, for each two (2) outstanding shares of Common stock held. If the proposal to so amend the Certificate of Incorporation is approved by a majority of the shareholders at the time of the meeting, it is anticipated that the additional certificates will be mailed approximately ten days thereafter. The Corporation has applied for listing of the securities to be issued on the American Stock Exchange.

    No fractional shares will be issued to shareholders in connection with the split up, but in lieu thereof, at the same time as the additional shares are mailed, cash will be distributed to each shareholder who would otherwise have been entitled to receipt of a fractional share. The amount of cash to be distributed shall be based upon the closing stock price on the American Stock Exchange, after adjustment for the effect of the stock split, of the Corporation's Common stock, no par value, on the Effective Date.

    The stock split, if approved by the shareholders, will not result in the increase or decrease in the aggregate amount of the capital account or the surplus accounts of the Corporation.

    THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES IS NECESSARY FOR APPROVAL.

                                 OTHER MATTERS

    The expense of preparing, printing and mailing the Notice of Meeting and Proxy material and all other expenses of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Directors, Officers and regular employees of the Corporation, who will receive no compensation in addition to their regular salary, if any, may solicit proxies by mail, telegraph, telephone, or personal interview. The Corporation may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

    No other  business  will  be  presented for  consideration  at  the  Special
Meeting.

                                          By Order of the Board of Directors

                                          William C. Stewart, Jr.
                                          SECRETARY

                                   APPENDIX A

                         RESOLUTION TO AMEND ARTICLE 4
                      OF THE CERTIFICATE OF INCORPORATION
                              OF CUBIC CORPORATION

    BE IT RESOLVED, that, subject to the requisite approval of the stockholders, the Certificate of Incorporation of this Corporation is amended to read:

    "4. The total number of shares of stock which the corporation shall have authority to issue is 15,000,000 shares which shall be Common Stock without par value.

    On the effective date of this amendment, each two shares of the Common Stock, without par value, outstanding before the amendment, is divided into three Common Shares.

and

    RESOLVED, FURTHER, that each two shares of the Common Stock, no par value, of this Corporation issued and outstanding at the close of business on the date of the taking effect of said amendment, being the date of the filing and recording of said amendment in the Office of the Secretary of State of the State of Delaware, be changed into three fully-paid and nonassessable shares of Common Stock, no par value, of this Corporation; that all certificates for shares of Common Stock, no par value, that are then issued and outstanding be deemed to be certificates for the same number of shares of Common Stock respectively, no par value, each; and that each holder of record of said certificates at the close of business on the effective date of said amendment shall be entitled to receive additional certificates representing one additional share of Common Stock, no par value, for each two outstanding shares of Common Stock; and

    RESOLVED, FURTHER: That no fractional shares be issued to shareholders in connection with such stock split but, in lieu thereof, cash shall be distributed to each shareholder who would otherwise have been entitled to receipt of a fractional share and that the amount of cash to be distributed shall be based upon the closing stock price on the American Stock Exchange, after adjustment for the effect of the split hereinabove declared, of this Corporation's Common Stock, without par value, on the date of said filing with the Secretary of State.

                              CUBIC CORPORATION

PROXY SOLICITED ON BEHALF                       SPECIAL MEETING OF SHAREHOLDERS
OF THE BOARD OF DIRECTORS

    The undersigned, a shareholder of Cubic Corporation, a Delaware corporation, hereby appoints Walter J. Zable, William W. Boyle and William C. Stewart, Jr., or any of them, the attorneys and proxies of the undersigned, with power of substitution, to vote the common shares of Cubic Corporation standing in the name of the undersigned at the Special Meeting of Shareholders of Cubic Corporation to be held in the Main Conference Room, at the Headquarters of the Company, at 9333 Balboa Avenue, San Diego, California 92123, on Tuesday, July 23, 1996, at 10:00 a.m. PST, and at any adjournment or adjournments thereof, as follows:

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS INDICATED. HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES FOR ITEM (1).

            PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE.

     (Continued, and to be signed, on the other side)



      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING  MANNER USING DARK INK ONLY.


                                                         FOR  [ ]  AGAINST [ ]  ABSTAIN [ ]
1. Amendment of Certificate of Incorporation to divide
   each two shares of the Common stock, no par value,
   into three shares of Common stock, no par value

                                                                                       The undersigned hereby acknowledges receipt
                                                                                       of the Notice of Annual Meeting of
                                                                                       Shareholders and Proxy Statement dated June
                                                                                       28, 1996.

                                                                                       Dated: _______________________________, 1996
                                                                                       Signature___________________________________
                                                                                       Signature if held jointly___________________

                                                                                       Please sign exactly as name (or names) appear
                                                                                       on this card.
                                                                                       When shares are held by joint tenants, all
                                                                                       holders should sign.  When signing as
                                                                                       attorney, executor, administrator,
                                                                                       trustee or guardian, please give full title
                                                                                       as such.
